Next-Generation Radiopharmaceuticals Redefining Targeted Oncology

Designed to be the Most Potent Payload in Targeted Oncology

Three Independent Clinical-Stage Programs, Each Against a Distinct Target with Data in 2026

Deep Leadership Across Radiopharmaceutical and Drug Development

The Perspective Story in Four Parts

Radiopharmaceutical Therapy: A Category Still Early in Its Adoption Curve

Targeted Delivery of Payloads is Transforming Oncology Therapy

$45 Billion+ Addressable Market, Already Generating Blockbuster Radiopharmaceutical Revenue

VMT-α-NET, VMT01, PSV359, and PSV594 Address a Combined $45B+ Solid Tumor Market

Pipeline in Depth: The Data Behind Each Program

Rapidly Advancing Best-in-Class Next Generation Radiopharmaceuticals

Neuroendocrine Tumors VMT-α-NET

SSTR2+ Neuroendocrine Tumors is a Large, Growing Market with Significant Unmet Need

VMT-α-NET: Potential First-in-Class 212Pb-Radioligand Therapy Targeting SSTR2

Ongoing Phase 1/2a to Establish Broad Therapeutic Window for VMT-α-NET

Patient Exposure and Follow-up with [212Pb]VMT-α-NET in ASCO 2026 Data Analysis

VMT-α-NET Best Response Deepens Over Time

VMT-α-NET Responses Deepen Over Time

Spider Plot of Tumor Change Over Time by Patient

VMT-⍺-NET: Durable Disease Control Across All Doses

Best-in-class Safety Profile1

Blood Creatinine During Follow-up for All Patients Treated (n=68)

VMT-α-NET ’s Compelling Profile Supports Potential Registration Study at Current Dose Level

Melanoma VMT01

Checkpoint Inhibitors Transformed Melanoma Care but Still Leave Many Behind

VMT01: Potential First-in-Class 212Pb Therapy Targeting MC1R for Melanoma

Ongoing Phase 1/2a Open-Label Trial For VMT01 in Melanoma

Preliminary Anti-tumor Activity Observed at 3.0 mCi Dose of VMT01

Treatment Emergent Adverse Events (All Grades, Occurring in ≥ 10% of Patients)

VMT01 Clinical Data Support Further Development

PSV359 Advanced Solid Tumors

PSV359: Potential First-in-Class 212Pb Therapy Targeting FAP-ɑ for Solid Tumors

FAP-ɑ is an Attractive Cancer Target with Broad Solid Tumor Potential

Ongoing Open-label Phase 1/2a Trial For PSV359 in Advanced Solid Tumors

PSV359 has Improved Tumor Retention, Highlighting its Potential as a Therapeutic Agent

CCK2R81 a potential first-in-class in selected solid tumors

Perspective’s CCK2R81 in Medullary Thyroid Cancer Compared to FDG and Fluorodopa

Platform and Manufacturing

Optimizing Structural Chemistry:

Choosing the Right Isotope

Not All ²¹²Pb Programs Are Created Equal

Advancing a Theranostic Approach:

Direct-to-Hospital Delivery through Integrated Isotope Production

Reaching the Largest Addressable Market with Regional Manufacturing

Financial Strength and IP

Strong IP Portfolio Covering All Aspects of Radiopharmaceutical Value Chain

A Decade of Deliberate, End-to-End Engineering

Built Over a Decade - The Platform Is Built; Pipeline Advancing

Abbreviations

APPENDIX – Backup Slides

Investment thesis

Engineering the Alpha Advantage in Targeted Oncology

Optimizing the Entire System for Targeted Oncology

Advancing a Diverse 212Pb-Based Oncology Portfolio

Market opportunity

Solid Tumors are an Attractive Market for Radiopharmaceuticals

NETs Trials

2L+ Metastatic Melanoma Trials

VMT-α-NET

VMT-⍺-NET: Designed with Broad Therapeutic Window

VMT-α-NET Dosimetry: Independent Investigator Findings

VMT-α-NET Dosimetry: Highlights from the Phase 1 Study

VMT-⍺-NET: Baseline Patient Characteristics in ASCO 2026 Data Analysis

Patient with Confirmed PR After [212Pb]VMT-α-NET Treatment

VMT01

ICI Combo Rationale: Strong Synergy with VMT01 in Melanoma

Metastatic Melanoma: Confirmed Partial Response after 2 Cycles of [212Pb]VMT01

PSV359

PSV359 is Active Against FAP-α Expression on Tumor and on Stroma

Platform and Manufacturing

Construct Designed for Better Clinical Outcome

212Pb Uniquely Suited for Combination with Immune Checkpoint Inhibitors

Kinetics Matter: 212Pb Hits Hard and Fast for Strong Activity with Less Systemic Exposure

On-Demand Fulfillment at Regional Sites for Finished Product Delivery

Ideal for Regional Manufacturing

Daily Production at Regional Sites Ensures Supply of Ready-to-Administer Product

IP protection

PERSPECTIVE® THERAPEUTICS

Next-Generation Radiopharmaceuticals Redefining Targeted Oncology

Corporate Presentation

October 2026

NYSE AMERICAN: CATX

Legal Disclaimers

This presentation contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements in this presentation include statements concerning, among other things, the Company’s pre-clinical and clinical development plans and the expected timing thereof; the expected timing for availability and release of data; the Company’s timing and expectations regarding regulatory communications, submissions and approvals; expectations regarding the potential total addressable market and commercial market opportunities for the Company’s product candidates; the Company’s manufacturing, supply and distribution plans and capabilities; the Company’s expected cash runway and financial position; the potential functionality, capabilities, advantages and benefits of the Company’s product candidates and the potential application of these product candidates for other disease indications; the Company’s expectations, beliefs, intentions, and strategies regarding the future; and other statements that are not historical fact.

The Company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation, the potential that regulatory authorities may not grant or may delay approval for the Company’s product candidates; uncertainties and delays relating to the design, enrollment, completion and results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of regulatory authorities may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; delays, interruptions or failures in the manufacture and supply of the Company’s product candidates; the size and growth potential of the markets for the Company’s product candidates, and the Company’s ability to service those markets; the Company’s cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; uncertainties regarding the Company’s expectations, projections and estimates regarding expenses, future revenue, capital requirements and the availability of and the need for additional financing; the Company’s ability to obtain additional funding to support its clinical development programs; the availability or potential availability of alternative products or treatments for conditions targeted by the Company that could affect the availability or commercial potential of its product candidates; the ability of the Company to build out its manufacturing facilities and satisfy manufacturing-related regulatory requirements; the Company’s ability to maintain and enforce its intellectual property rights; whether the Company can maintain its therapeutic isotope supply agreement with the DOE; and any changes in applicable laws and regulations. Certain factors that may cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), in the Company’s other filings with the SEC, and in the Company’s future reports to be filed with the SEC and available at www.sec.gov.

Forward-looking statements contained in this presentation are made as of this date. Unless required to do so by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Designed to be the Most Potent Payload in Targeted Oncology

A single alpha particle can disrupt a cancer cell, a threshold beta emitters and ADCs can't reach

NEXT-GENERATION RADIOPHARMACEUTICALS

Alpha emitter chosen to be the most potent payload in oncology, with broad applicability across tumor types.

OPTIMIZE CLINICAL PROFILE

Proprietary structural chemistry built to deliver potency safely, through optimized kinetics and imaging-guided precision.

MANUFACTURING NETWORK

Built out ahead of competition, positioned to reach patients at scale.

Clinically Validated Modality

PLUVICTO® LUTATHERA®

Massive Projected Annual TAM

$45B+

PERSPECTIVE® THERAPEUTICS

Three Independent Clinical-Stage Programs, Each Against a Distinct Target with Data in 2026

SSTR2 · VMT-α-NET

Neuroendocrine Tumors

**Phase 1/2a,
Cohort 3 dosing**

Updates through 2026; registration study pending regulatory alignment

MC1R · VMT01

Melanoma

**Phase 1/2a,
mono + nivolumab combo**

Dose escalation and combination data expected late 2026

FAP-α · PSV359

Solid Tumors

**Phase 1/2a
dose-finding**

Initial data expected 2027

PERSPECTIVE® THERAPEUTICS

Deep Leadership Across Radiopharmaceutical and Drug Development



Thijs Spoor
Chief Executive Officer
20+ years of expertise in biotechnology companies; public and private companies; oncology and nuclear pharmacy



Joel Sendek
Chief Financial Officer
30+ years of expertise in the life sciences sector, including four prior CFO roles at life sciences companies



Markus Puhlmann, MD MBA
Chief Medical Officer
20+ years of oncology drug development across all phases, experience coordinating multiple regulatory filings



Paul Lyne, PhD
Chief Science Officer
25+ years of biopharma R&D leadership; helped advance 30+ oncology programs and contributed to multiple approved cancer medicines



Amos Hedt
Chief Business Strategy Officer
25+ years of expertise in early-stage drug development; 10+ years in radiopharmaceuticals



Jonathan Hunt
Chief Accounting Officer
25+ years of finance and accounting experience across diverse industries, including Fortune 500 companies.



Shane Cobb
EVP, Operations
30+ years in radiopharma and commercial operations, specializing in global supply chains and operational excellence.



Belén Carrillo-Rivas, D.Phil
SVP, Global Regulatory Affairs
20+ years of experience in worldwide regulatory strategy and guiding drug discovery and development across multiple therapeutic areas.



John Kappelhof
SVP, Program & Portfolio Mgt
30+ years in pharma and medical device industries, specializing in portfolio and program management.



John J. Grant, PhD
SVP, Business Development
20+ years in business development, focusing on oncology and rare disease, with pharma/biotech experience.



Fran Newark
VP, Clinical Operations
10+ years in global drug development, with deep expertise in Phase I–IV clinical trials and radiopharmaceuticals.



Annie J. Cheng, CFA
VP, Investor Relations
25+ years in the healthcare investment community, spanning sell-side equity research and in-house investor relations

The Perspective Story in Four Parts

1 **The Opportunity**
A commercially proven category, still under 10% penetrated by approved therapies[1]

2 **Pipeline in Depth**
Three clinical-stage oncology franchises. Lead program has demonstrated potential best-in-class clinical profile[2]

3 **Platform and Manufacturing**
Chemistry built for Lead-212 and a supply chain already reliably delivering patient doses in the US

4 **Financial Strength and IP**
Well-funded through major data readouts, with patent protection into the 2040s

[1]See slides 9 and 10
[2]See slides 19 and 60

PERSPECTIVE® THERAPEUTICS

1

Radiopharmaceutical Therapy: A Category Still Early in Its Adoption Curve

The Perspective Opportunity

Targeted Delivery of Payloads is Transforming Oncology Therapy

RPT remains one of oncology's most untapped opportunities

Established oncology modalities
35% 5-year survival for metastatic disease[1]

- S – Surgery
- R – External Beam Radiation
- H – Hormone Therapy
- Chemo – Chemotherapy
- CT – Cell Therapy
- IO – Immunotherapy
- TT – Targeted Therapies

Next-generation targeted-delivery modalities

ADC – Antibody-Drug Conjugates
Targeted chemo

Mechanism of action
① Bind to tumor antigen
② Taken up into tumor cells
③ Payload release
④ Tumor cell death



TCE – T-Cell Engagers
Targeted IO

Mechanism of action
① Bind to tumor antigen
② Bind to T-cells Bring T-cells to tumors
③ T-cell activation
④ T-cells kill tumors


Perforin/
Granzyme

RPT – Radiopharmaceutical Therapies
Targeted Radiation

Mechanism of action
① Bind to tumor antigen Internalization optional
② Radioactive decay predictable
③ Tumor cell damage/death Immune activation



[1] Siegel RL, Kratzer TB, Wagle NS, Sung H, Jemal A. Cancer statistics, 2026. *CA Cancer J Clin*. 2026;76(1):e70043. doi:10.3322/caac.70043

PERSPECTIVE THERAPEUTICS

$45 Billion+ Addressable Market, Already Generating Blockbuster Radiopharmaceutical Revenue

250K+ addressable patients across 10+ tumor types

Less than 10% of tumors are addressed by approved radiopharmaceuticals today


$13.8
$11.5
$4.6
$3.0
$2.7
$2.4
$1.6
$5.0
$45B+
addressable market
NSCLC
Breast
Colorectal
Melanoma
Gastric
SCLC
H&N
Other

Metastatic addressable market (US) for all targets

~$1.8B

Pluvicto trailing annual US sales*

~$600M

Lutathera trailing annual US sales*

$45B+

Total addressable market across 10+ tumor types, 250K+ addressable patients

Market sizes and patient numbers from Evaluate Consulting.
*Financial report for 3Q2025, FY2025, 1Q2026, 2Q2026

VMT-α-NET, VMT01, PSV359, and PSV594 Address a Combined $45B+ Solid Tumor Market

250K+ addressable patients across 10+ tumor types

SSTR2 · VMT-α-NET

Up to

$16B

SSTR2+ addressable market

67K

Metastatic SSTR2+ patients

SSTR2 beyond GEP-NETs offers significant additional markets

MC1R · VMT01

Up to

$3B

MC1R+ addressable market

6K

Stage III/IV MC1R+ patients

Market can be large even in niche indications with very high unmet need

FAP-α · PSV359

Upwards of

$20B

FAP+ addressable market (top 5 tumor types only)

122K

Metastatic FAP+ patients

Expression across nearly all solid tumors for pan-cancer potential

CCK2R · PSV594

Up to

$6B

CCK2R+ addressable market

82K

Metastatic CCK2R+ patients

Target addresses very high unmet needs with potential to transform markets

Market sizes and patient numbers from Evaluate Consulting. Target expression data from literature review.

PERSPECTIVE THERAPEUTICS

2

Pipeline in Depth: The Data Behind Each Program

Three clinical oncology franchises: VMT-α-NET, VMT01, PSV359

Rapidly Advancing Best-in-Class Next Generation Radiopharmaceuticals

Neuroendocrine Tumors
VMT-α-NET

^{212}Pb therapy targeting **SSTR2**

Potential best-in-class overall clinical profile

Safety profile expected to meet patient and clinician needs

Phase 1/2a data updates expected throughout 2026

(77 patients dosed)[1,2]

Melanoma
VMT01

^{212}Pb therapy targeting **MC1R**

Evaluating monotherapy activity and synergy with checkpoint inhibitor

Safety profile expected to allow for earlier lines of therapy

Phase 1/2a data expected late 2026

(27 patients dosed)[1]

Advanced Solid Tumors
PSV359

^{212}Pb therapy targeting **FAP-α**

Well-known cancer associated target expressed in many solid tumors

Human data support strong tumor uptake with fast renal clearance

Phase 1/2a data expected 2027

(17 patients dosed)[1]

Multiple clinical value inflection catalysts in the next 12 months

[1]As of July 31, 2026; [2]Out of the 77 patients, 76 patients have NETs, and 1 patient has meningioma

2a

Neuroendocrine Tumors
VMT-α-NET

Targeting SSTR2

SSTR2+ Neuroendocrine Tumors is a Large, Growing Market with Significant Unmet Need



Whole body SPECT scan of NET patient imaged with [203Pb]VMT-α-NET

Large Defined Patient Population

90%

of GEP-NETs express SSTR2[1]

Broadly expressed in SCLC, breast cancer, meningioma, head & neck cancer

~250K

living with disease in the US[2]

~12K

new diagnoses annually in the US[3]

Indolent Disease in Need of Safe and Durable Therapies

13% ORR[4] with standard of care LUTATHERA®

~$850M Trailing 12 months worldwide sales of LUTATHERA® [5]

>10% LUTATHERA® annual sales growth rate[5]

[1] Maratta MG, et al. Somatostatin Receptor Expression of Gastroenteropancreatic Neuroendocrine Tumors: A Comprehensive Analysis in the Era of Somatostatin Receptor PET Imaging. *Cancers (Basel)*. 2025;17(12):1937. Published 2025 Jun 11. doi:10.3390/cancers17121937; [2]Dasari A, Wallace K, Halperin DM, et al. Epidemiology of Neuroendocrine Neoplasms in the US. *JAMA Netw Open*. 2025;8(6):e2515798. Published 2025 Jun 2. doi:10.1001/jamanetworkopen.2025.15798; [3]Wu P, He D, Chang H, Zhang X. Epidemiologic trends of and factors associated with overall survival in patients with neuroendocrine tumors over the last two decades in the USA. *Endocr Connect*. 2023;12(12):e230331. Published 2023 Nov 23. doi:10.1530/EC-23-0331; [4]LUTATHERA USPI; [5]Financial report for 3Q2025, FY2025, 1Q2026, 2Q2026

VMT-α-NET: Potential First-in-Class ^{212}Pb-Radioligand Therapy Targeting SSTR2

Addressing Therapeutic Gaps

Clinically validated target

Potential for improved safety and durability

Backed by positive clinical data

Positive Preliminary Phase 1 Data for Cohort 2*

43% ORR in patients regardless of SSTR2 expression profile

50% ORR in patients with all SSTR2+ lesions

72% remained progression free with 1+ year of follow-up

Well tolerated

New and Updated Analyses Expected in 2026

Optionality through additional cohorts

Accepted for presentation at ESMO and ENA 2026

Fast Track Designation

*First half of patients in Cohort 2. One participant had a non-evaluable post baseline scan (therefore not shown).
Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.

PERSPECTIVE® THERAPEUTICS

Ongoing Phase 1/2a to Establish Broad Therapeutic Window for VMT-α-NET

Dose-Finding Study in Radiotherapy Naïve, SSTR2 Positive Patients

Reached 95-97 weeks follow up

Cohort 1
2.5 mCi x 4
n = 2

Reached 6-107 weeks follow up

Cohort 2
5.0 mCi x 4
n = 46

Tumor assessment presented on 23 patients

Reached 2-38 weeks follow up

Cohort 3
6.0 mCi x 4
n = 8 + 12 = 20

DLT assessment completed in 8 patients

Cohort 4*
Frontloading
6/5/5/4 mCi
n = 8

Enrolling

Tumors assesed by RECIST criteria

Phase 3 registration study

GEP-NETs
All lesions SSTR2+

Additional SSTR2+ tumor types

Meningioma
n=1

Enrolling

Potential expansion into SCLC, breast cancer, head & neck cancer

[1]Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.
For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT05636618.
*Subsequent to the presentation, additional patients received treatment as of July 31, 2026.

Patient Exposure and Follow-up with [^{212}Pb]VMT-α-NET in ASCO 2026 Data Analysis

Safety analysis (n=68): Cohort 1 through Cohort 3

Tumor assessment presented: Cohort 1 and Cohort 2 5.0 mCi First Half

	Cohort 1 2.5 mCi	Cohort 2 5.0 mCi First Half	Cohort 2 5.0 mCi Second Half	Cohort 3 6.0 mCi	All Patients Treated
Number of patients *(%)*	2	23	23	20	68
Exposure (doses) n (%)					
1	--	3 *(13%)*	2 *(9%)*	4 *(20%)*	9 *(13%)*
2	--	--	1 *(4%)*	8 *(40%)*	9 *(13%)*
3	--	--	2 *(9%)*	1 *(5%)*	3 *(4%)*
4	2 *(100%)*	20 *(87%)**	18 *(78%)*	7 *(35%)*	47 *(69%)*
Follow-up					
Median (wks)	96	66	51	14	46
Range (wks)	95-97	6-107	6-64	2-38	2-107

*One patient in Cohort 2 received two doses of 5.0 mCi then two doses of 2.5 mCi.
Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.

PERSPECTIVE® THERAPEUTICS

VMT-α-NET Best Response Deepens Over Time

22 months after first dose or most recent tumor assessment


Cohort 2
[212Pb]VMT-α-NET 5.0mCi
Best % change in sum of diameters from baseline
8.7
7.9
3.2
2.6
-5.1
-9.1
-18.9
-22.0
-22.0
-22.4
-25.0
-27.5
-31.9
-40.7
-54.5
-54.6
-57.4
-59.5
-64.3
-65.5
-66.7
-74.1

Among patients whose tumors all express SSTR2 (*n = 16*):

- **50% response rate**
- **72% progression free and alive**

First half of patients in Cohort 2. One participant had a non-evaluable post baseline scan (therefore not shown).
*Heterogeneous SSTR2 expression profile with ≥1 non SSTR2+ lesions.
Source: Company data on file

VMT-α-NET Responses Deepen Over Time

Ten responders among 23 patients (43%)


Best % change in sum of diameters from baseline
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
8.7 PD
7.9 PD
3.2 SD
2.6 SD
SD -5.1
SD -9.1
SD -18.9
SD -22.0
SD -22.0
SD -22.4
SD -25.0
SD -27.5
uPR -31.9
PR -40.7
PR -54.5
PR -54.6
PR -57.4
PR -59.5
PR -64.3
PR -65.5
PR -66.7
PR -74.1
Cohort 2 with ≥1 non SSTR2+ lesions
ESMO
ASCO GI
AACR
ASCO
SSTR2+ all tumors

Among patients whose tumors all express SSTR2 (*n = 16*):

- **50% response rate**
- **72% progression free and alive**

One participant in this group had a non-evaluable post baseline scan (therefore not shown).
Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.

PERSPECTIVE® THERAPEUTICS

Spider Plot of Tumor Change Over Time by Patient

Cohort 1 and first half of Cohort 2, n = 25


Cohort 1 [212Pb]VMT-α-NET 2.5mCi
Cohort 2 [212Pb]VMT-α-NET 5.0mCi
• Disease control in newly progressing patients
• Responses continue to deepen over time, months beyond completion of therapy (unlike chemo)
Percent change in sum of diameters from baseline
60
40
20
0
-20
-40
-60
-80
0
8
16
24
32
40
48
56
64
72
80
88
96
104
Week

One participant in this group had anon-evaluable post baseline scan (therefore not shown).
Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.

PERSPECTIVE® THERAPEUTICS

VMT-α-NET: Durable Disease Control Across All Doses

Time to best response still emerging with majority of patients remaining on study


2.5 mCi
5.0 mCi
First Response
Disease Progression
Death
0
8
16
24
32
40
48
56
64
72
80
88
96
104
Week

Darker color segments of each bar represent the treatment period. Lighter color segments represent post-treatment follow-up. One unconfirmed PR occurred on latest scan prior to data cutoff on week 60 and could not be confirmed yet. Two patients passed away from progression of disease.
Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.

PERSPECTIVE THERAPEUTICS

Best-in-class Safety Profile[1]

[^{212}Pb]VMT-α-NET remains well-tolerated with more patients (n=68) and longer follow up (median 46 weeks)

Most common (>15%) TEAEs


Grade 3
Grade 2
Grade 1
Nausea
66%
Alopecia
65%
Fatigue
62%
Diarrhoea
40%
Lymphocyte count decreased
32%
Anaemia
28%
Abdominal pain
22%
Hypertension
18%
0%
20%
40%
60%
80%
100%

No DLTs

No discontinuations due to AEs

Grade ≥3 TEAEs in 23 patients (34%)

No dysphagia

No serious renal complications

No clinically significant treatment-related myelosuppression

SAEs reported in five patients: None deemed related to the study medication

The following additional Grade 3 AEs occurred in 1 pt each: vomiting, hypokalemia, presyncope, asthenia, cardiac failure, gamma-glutamyltranferase increased, alanine aminotransferase increased, pancreatitis, fatigue, abdominal pain, influenza like illness and hyperglycemia. Grade 3 AE of syncope was reported in two pts.

*One subject was previously reported to have experienced grade 4 lymphopenia, but this was subsequently downgraded by the site to grade 3. There were no Grade 5 events.

Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.

[1]For class overview and sources, see slide NETs trials.

PERSPECTIVE THERAPEUTICS

Blood Creatinine During Follow-up for All Patients Treated (n=68)

No serious renal complications were reported


Creatinine (mg/dL)
0
1
2
3
4
5
0
8
16
24
32
40
48
56
64
72
80
88
96
104
112
120
Study Week

Blood creatinine increase was reported as an AE in 10 patients and were Grade 1 only. Four have recovered, six are still ongoing.
Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.

PERSPECTiVE® THERAPEUTICS

VMT-α-NET's Compelling Profile Supports Potential Registration Study at Current Dose Level

Well-Tolerated Safety Profile

Superior safety profile vs. approved and development-stage agents[1]

Supports combination potential with established cancer medicines

Responses Deepen Over Time[2]

5 mCi x4 (20 mCi) dose shows potential best-in-class overall profile

Majority of patients remain on study; continue to achieve deepening responses

NEXT STEPS

Data updates for Cohort 2 (5 mCi x4) throughout 2026

Ongoing dosing of additional cohorts for optionality

- Cohort 3 (6 mCi x 4): N = 20 as of April 30th, 2026
- Cohort 4 Frontloading (6, 5, 5, 4 mCi): Enrolling

Registration trial pending consultation with regulators

Expansion potential into other tumor types and settings

- Meningioma cohort: enrolling

[1]For class overview and sources, see slide NETs trials.
[2]Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.

PERSPECTIVE THERAPEUTICS

2b

Melanoma
VMT01

Targeting MC1R

Checkpoint Inhibitors Transformed Melanoma Care but Still Leave Many Behind

VMT01, a ^{212}Pb therapy targeting MC1R, is designed to extend checkpoint reach where few options remain



Whole body PET scan of a metastatic melanoma patient using VMT02

~40%-60% of patients do not respond to PD1/PD-L1 blockade[1]

~50% 1-year overall survival for metastatic melanoma[2]

✓ Regulatory precedents for accelerated approval[3]

Scientific rationale

- ✓ **MC1R is highly expressed on advanced melanoma**[4]
- ✓ **Radioligand can trigger cell death** and drive an anti-tumor immune response
- ✓ Potential to **expand responders and reduce toxicity** in combination with checkpoint blockade

Preliminary Phase 1/2a data[5]

- ✓ **No DLTs** at doses studied
- **Objective responses and prolonged stabilization of disease** with VMT01 3.0 mCi monotherapy treatment in heavily pre-treated patients
- Data pending on anti-tumor activity in combination with PD-1 inhibitor nivolumab

Approved options require inpatient care, intratumoral injections, or complex supportive interventions[3]; VMT01 is a ready-to-administer radioligand designed to target disease throughout the body.

[1]Long GV, et al. Overall Survival and Response with Nivolumab and Relatlimab in Advanced Melanoma. *NEJM Evid*. 2023;2(4):EVIDoa2200239. doi:10.1056/EVIDoa2200239; [2]SEER*Explorer: Surveillance Research Program, National Cancer Institute; updated: 2026 Jun 22; cited 2026 Sep 24. [3]For class overview and sources, please see slide 2L+ Metastatic Melanoma Trials. [4]Su DG, et al. Melanocortin-1 Receptor Expression as a Marker of Progression in Melanoma. JCO Precis Oncol. 2024;8:e2300702. doi:10.1200/PO.23.00702. [5]Morris ZS et al, Poster Presentation at ASCO 2026. Data cut-off date March 25, 2026.

PERSPECTIVE THERAPEUTICS

VMT01: Potential First-in-Class ^{212}Pb Therapy Targeting MC1R for Melanoma

Disease with High Unmet Needs

High MC1R expression more common in advanced melanoma[1]

Phase 1 imaging study at Mayo Clinic supported patient selection using [^{203}Pb]VMT01 and [^{68}Ga]VMT02

Clinically Evaluating Mono and Combo Approaches

In Phase 1/2 as a monotherapy and combined with nivolumab

VMT01 showed synergistic effects with nivolumab in mouse models

Advancing in Phase 1/2 Dose Finding Study

First patient dosed with combination in March 2025

Treatment ongoing with VMT01 3.0 mCi as monotherapy and in combination with nivolumab

Fast Track Designation

[1]Su DG, et al. Melanocortin-1 Receptor Expression as a Marker of Progression in Melanoma. JCO Precis Oncol. 2024;8:e2300702. doi:10.1200/PO.23.00702;

Ongoing Phase 1/2a Open-Label Trial For VMT01 in Melanoma


Phase 1 Dose-finding*
Phase 2 Expansion
Enrolling
Cohort 1
3.0 mCi x 3
n = 7
Enrolled
Cohort 2
5.0 mCi x 3
n = 7
Enrolled
Cohort 3
1.5 mCi x 3
n = 5
Cohort 4
TBD mCi x 3
RP2D
Expansion Cohort
VMT01
RP2D
nivolumab
(480mg every 4
weeks)
Enrolled
Cohort 1
nivo combo
1.5 mCi x 3
n = 2
Enrolled
Cohort 2
nivo combo
3.0 mCi x 3
n = 6
Cohort 3
nivo combo
TBD mCi x 3
Expansion Cohort
VMT01 +
nivolumab
RP2D

Enrollment as of July 31, 2026

*Additional patients may be enrolled in up to 2 cohorts in dose-finding and up to 2 cohorts in expansion

For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT05655312

PERSPECTIVE® THERAPEUTICS

Preliminary Anti-tumor Activity Observed at 3.0 mCi Dose of VMT01

Preclinical studies suggest that lower doses may stimulate the immune system and help maintain stable disease

~2 – 5 mos[1]

Observed PFS for heavily pre-treated melanoma patients


PR
SD
PD
0
8
16
24
32
40
48
56
64
72
Week
Full Analysis Set

Durable, long-term stable disease achieved in patients with a median of **4 prior lines of systemic therapy** (including **prior IO**)

New at ASCO 2026:
Patient who showed a confirmed partial response after 2 treatments


18F-FDG PET
CT
18F-FDG PET/CT
Baseline
After Cycle 1
After Cycle 2

Lighter portions of each bar signify transition of the patient to follow-up period (begins ~24 weeks after first dose). [1]Sources available on slide 2L+ Metastatic Melanoma Trials.
Morris ZS et al, Poster Presentation at ASCO 2026. Full presentation available here. Data cut-off date March 25, 2026.

PERSPECTIVE THERAPEUTICS

Treatment Emergent Adverse Events (All Grades, Occurring in ≥ 10% of Patients)

[^{212}Pb]VMT01 was generally well tolerated as a single agent or in combination with nivolumab (n=27)


Grade 3
Grade 2
Grade 1
Fatigue
Nausea
Dyspnea
AST increased
Anemia
Abdominal pain
Vomiting
Pruritus
Pain in extremity
Muscular weakness
Hypoglycemia
Hypertension
Decreased appetite
COVID-19
Cough
Contipation
4%
52%
37%
19%
15%
11%
0%
20%
40%
60%
80%
100%

No DLTs

No discontinuations due to AEs

TEAEs were predominantly of Grade 1 and 2

Grade 3 TEAEs in 8 patients (30%)

No Grade 4 or 5 TEAEs

Morris ZS et al, Poster Presentation at ASCO 2026 and company data on file. Full presentation available here. Data cut-off date March 25, 2026.

PERSPECTIVE THERAPEUTICS

VMT01 Clinical Data Support Further Development

Well-tolerated with initial anti-tumor activity

Well-tolerated at Doses Studied[1]

Well-tolerated with no DLTs observed at multiple doses

Prolonged PFS was observed at the 3 mCi activity level

Early Data In Line with Preclinical Findings

Preliminary anti-tumor activity may be due to immunostimulatory effect

Supported by preclinical data for VMT01 plus checkpoint inhibitors

NEXT STEPS

Exploring 3 mCi x 3 dose for both monotherapy and nivolumab combination

Enrollment re-opened for 3 mCi x 3 monotherapy

Phase 1 dose escalation monotherapy and combination data expected late 2026

[1]Morris ZS et al, Poster Presentation at ASCO 2026. Full presentation available here. Data cut-off date March 25, 2026.

PERSPECTIVE THERAPEUTICS

PERSPECTIVE THERAPEUTICS

2c

PSV359
Advanced Solid Tumors

Targeting FAP-α

PSV359: Potential First-in-Class ^{212}Pb Therapy Targeting FAP-α for Solid Tumors

Untapped Approach with Strong Scientific Rationale

FAP-α is abundantly expressed on the surface of cancer-associated fibroblasts

Associated with majority of solid tumors due to expression in cancer cellular matrix

Promising Profile by Clinical Imaging

PSV359 uses a novel peptide for robust penetration and ideal clearance properties

First-in-human imaging in patients with FAP-expressing cancer showed differentiated potential[1]

Advancing in Phase 1/2a Trial

Single agent dosing ongoing
Enrolled Cohort 3 in 2Q 2026

Planning for expansion into multiple high-prevalence tumors

Planning for combination with pembrolizumab in certain lung and colorectal cancers

[1]World Molecular Imaging Congress 2024 abstract #82

PERSPECTIVE® THERAPEUTICS

FAP-α is an Attractive Cancer Target with Broad Solid Tumor Potential

FAP-α Contributes to Poor Patient Outcomes


Sarcoma
Esophageal Ca
Breast Ca
CCC
Lung Ca
Colorectal Ca
Head-Neck Ca
Pancreatic Ca
CUP
Ovarian Ca
MTC
Thymus Ca
NET
Small-Intestine Ca
Prostate Ca

Associated with aggressive cancers

Poor drug penetration due to dense, fibrotic tumor environment

Immune suppression by tumor stroma

New Approach to Treating Solid Tumors

Highly expressed on tumors and surrounding cells

Synergistic potential with standards of care

Potential to reshape tumor environment

No approved therapies targeting FAP-α, with several clinical candidates in development

| Kratochwil et al., JNM, 2019

PERSPECTIVE THERAPEUTICS

Ongoing Open-label Phase 1/2a Trial For PSV359 in Advanced Solid Tumors


Phase 1 Dose-finding
Phase 2 Expansion
Enrolled
Cohort 1
2.5 mCi x 4
n = 2
Enrolled
Cohort 2
5.0 mCi x 4
n = 7
Enrolled
Cohort 3
6.0 mCi x 4
n = 8
Cohort 4
TBD mCi x 4
RP2D
Expansion Cohort A
FAP tumor expressor
RP2D
Expansion Cohort B
FAP stroma expressor
RP2D

As of July 31, 2026. For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT06710756

PSV359 has Improved Tumor Retention, Highlighting its Potential as a Therapeutic Agent

[203Pb]PSV359 First-in-human of Imaging in 16-yr-old Male with FAP-Expressing Chondroblastic Osteosarcoma


1 hour
4 hour
18 hour

[203Pb]PSV359 showed:

- rapid tumor uptake
- fast renal clearance
- low accumulation in organs
- long tumor retention

Source: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473

2d

CCK2R81 a potential first-in-class in selected solid tumors

Future pipeline opportunity

Perspective's CCK2R81 in Medullary Thyroid Cancer Compared to FDG and Fluorodopa

^{18}F FDG
Mildly increased uptake in thyroid mass


Medullary thyroid cancer (MTC)

^{18}F fluoroDOPA
No abnormal uptake in thyroid mass


MTC

^{68}Ga PSV CCK2R81*
Significantly increased uptake in thyroid mass


MTC

PERSPECTIVE THERAPEUTICS

- 39 year old male
- MTC right lobe of thyroid gland (by FNAC)
- Unexplained high S. Calcitonin level (1202 pg/ml) & S. CEA level (19ng/ml)
- Clinically palpable right neck mass

| Clinical collaborator Dr Ishita Sen, Fortis Memorial Research Institute, Gurgaon, India

PERSPECTIVE THERAPEUTICS

3

Platform and Manufacturing

Chemistry built for Lead-212 and a supply chain already shipping product

Optimizing Structural Chemistry:

Alpha emitter + Pb specific chelator + engineered peptides



Alpha-emitting ^{212}Pb Isotope for strong tumor killing

- Deadly double-stranded DNA breaks
- Short range emissions decrease collateral damage

Proprietary Pb Chelator[1] for improved safety

- Rapid renal clearance lowers nephrotoxicity
- Retained radioactivity reduces systemic toxicity

Engineered Peptides for tumor specificity

- High tumor specificity mitigates off-target effects
- Rapid blood clearance improves safety

Proprietary Radioligand Platform Optimizes Therapeutic Index

[1]Schultz, M., et al (2024). Compositions for chelating metals at low temperatures. *U.S. Patent No. 12128115 B2*. Washington, DC: U.S. Patent and Trademark Office.

PERSPECTIVE THERAPEUTICS

Choosing the Right Isotope

Lead (^{212}Pb) advantages over beta and other alpha emitters

^{212}Pb Advantage

- → *Better anti-tumor activity*
- → *Better safety profile*
- → *Cleaner decay chain*
- → *Better clinical profile*
- → *Isotope access & scalability*
- → *Better patient management*
- → *Better patient selection*

^{212}Pb Lead-212

α radiation

- Potency
- Off-Target Damage
- Decay Profile
- Half-Life
- Supply / Production
- Patient Convenience
- Theranostic Pair

BEST OVERALL PROFILE

^{225}Ac Actinium

α radiation

- Potency
- Off-Target Damage *
- Decay Profile
- Half-Life
- Supply / Production
- Patient Convenience
- Theranostic Pair

POTENT BUT PROBLEMATIC

^{177}Lu Lutetium

β radiation

- Potency
- Off-Target Damage
- Decay Profile
- Half-Life
- Supply / Production
- Patient Convenience
- Theranostic Pair

PROVEN BUT LIMITED

*Daughter isotopes

Based on management's beliefs and expectations regarding Pb-212's advantages as a therapeutic isotope

Sgouros G. Alpha-particles for targeted therapy. Adv Drug Deliv Rev. 2008;60(12):1402-1406. doi:10.1016/j.addr.2008.04.007

Not All ^{212}Pb Programs Are Created Equal

Proprietary chelator for lead-based RPTs

GENERIC CHELATOR

DOTA

Net charge: 2-


HO
O
HO
O
N
N
R
^{203}Pb^{2+}
N
N
O
HO
O
OH

- Leaks up to 36% of ^{212}Bi (in vitro)
- Negative charge → kidney reuptake[2]
- Not optimized for Pb isotopes
- May limit therapeutic window

PERSPECTIVE PROPRIETARY Pb-SPECIFIC CHELATOR

PSC

Net charge: 0 (neutral)


H_2N
O
HO
O
N
N
^{203}Pb^{2+}
N
N
O
R
NH
O
OH

- ☑ Minimal ^{212}Bi redistribution (preclinical)
- ☑ Neutral charge → rapid renal clearance (preclinical)
- ☑ Designed specifically for Pb isotopes
- ☑ Emerging favorable safety profile across 3 clinical programs

U.S. Patent No. 12128115 B2

GENERIC CHELATOR

TCMC

Net charge: 2+


H_2N
O
H_2N
O
N
R
N
^{203}Pb^{2+}
N
N
O
H_2N
O
NH_2

- Ejects ~16% of ^{212}Bi daughter (in vitro)
- Positive charge may increase nonspecific uptake in liver & kidneys
- Not optimized for Pb isotopes
- May limit therapeutic window

Proprietary chelator -> differentiated safety profile

Mirzadeh et al., Radiochimica Acta, 1993; Li M et al, Pharmaceutics. 2023;15(2):414.; Nelson BJB, et al., Nucl Med Biol. 2023; Pretze et al., Pharmaceutics, 2023.

PERSPECTIVE THERAPEUTICS

Advancing a Theranostic Approach:

Imaging optimizes targeted delivery to tumor


Cancer cell
Imaging (^{203}Pb)
Diagnostic Payload
Targeting peptide
Chelator
Isotope
Therapeutic (^{212}Pb)
High Potency Payload


Imaging
Therapeutic

Imaging agent shows precisely where the therapeutic agent will go

Human Image: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473

Direct-to-Hospital Delivery through Integrated Isotope Production


Regional Manufacturing Site
Hospital
Weekly
Alpha-PRIME unit
New IP enables commercial scale manufacturing
Central stockpile
Isotope Purification
Synthesis & Radiolabeling
Delivery
228Th
Thorium
1.9 y
224Ra
Radium
3.6 d
212Pb
Lead
10.6 h
HOSPITAL
Central Thorium-228 supply
Long-term DOE contract
Radium-224 generators shipped regionally
Produce & extract radionuclide
Daily Lead-212 collection
Multiple patient doses/day
>99.99% Lead-212 purity
Lead-212–ligand conjugation using proprietary chelator
Batch-based production
~30-minute process
Existing distribution in place
Proven infrastructure
Path already established by approved diagnostic products

PERSPECTIVE® THERAPEUTICS

Reaching the Largest Addressable Market with Regional Manufacturing

Top 6 sites cover >90% US population within a one half-life (11 hour) delivery radius[1]

Sites	Today	2027 [2]	2028-9	Population Radius ~11 hrs
Coralville, IA	☑	☑	☑	Clinical Supply
Somerset, NJ	☑	☑	☑	75 m
Chicago, IL	*In progress*	☑	☑	66 m
Los Angeles, CA	*In progress*	☑	☑	48 m
Potential Locations				
Houston, TX	*Site owned*			37 m
Atlanta, GA				57 m
Orlando, FL				31 m


CATX Manufacturing Facilities
Operational facility
Buildout in progress
Potential site
Delivery Radius (road) within 1 half-life of ^{212}Pb (11 hrs)

Network designed to ensure reliable commercial supply for ready-to-administer therapeutics

[1] Company estimates based on data from https://www.statsamerica.org/radius/big.aspx; Products can also be driven further or flown as necessary; [2] Based on current Company Plans and estimates

PERSPECTIVE THERAPEUTICS

4

Financial Strength and IP

Well-funded through major data readouts, with patent protection into the 2040s

Strong Financial Position

Funding into late 2027

Cash, cash equivalents and short-term investments as of June 30, 2026	~$237 million
Share count as of June 30, 2026	~114.0 million
Outstanding common stock warrants & options as of June 30, 2026	~20.6 million

Based on our current plans, we believe our existing cash and cash equivalents will be sufficient to fund our current planned clinical milestones and operational investments into late 2027.[1]

[1]As of August 10, 2026 (the filing date of the Company's Q2 2026 Form 10-Q).

Strong IP Portfolio Covering All Aspects of Radiopharmaceutical Value Chain


Composition of Matter
Chelator
Isotope
Manufacturing
Methods of Imaging and Treating
PERSPECTIVE THERAPEUTICS

A Decade of Deliberate, End-to-End Engineering

Strong IP portfolio covering all aspects of radiopharmaceutical value chain



Isotope of Choice	Proprietary Chelator Discovery	Composition of Matter	Methods of Imaging and Treating	Vertically Integrated Manufacturing[1]
Potent alpha emitter with **rapid clearance for improved safety**	Superior chelating properties to **limit** daughter isotope **accumulation in kidneys** and tissues	**Novel high affinity proprietary ligands** to high value targets in oncology	**Imaging** to optimize compound iteration based on **biodistribution**	**~400** doses **~150** patients treated at **30** sites on **3** continents

114 issued, allowed & pending patent applications:
methods of imaging & treating, manufacturing, COM, chelator & isotope

As of July 31, 2026. [1]Includes patients in company sponsored studies and investigator sponsored/initiated studies.

PERSPECTIVE THERAPEUTICS

Built Over a Decade - The Platform Is Built; Pipeline Advancing

The Only Fully Integrated Radiopharmaceutical Platform from Isotope to Patient



- Approved product
- Manufacturing network expansion
- Registration-enabling pivotal trial
- Category defining radiopharmaceuticals
- Clinical proof-of-concept established
- 114 issued, allowed and pending patents[1]
- Regional network for direct to hospital delivery
- Proprietary chelator for improved safety
- Commercial scale manufacturing
- Long-term ^{228}Th stockpile secured
- ^{212}Pb selected as isotope of choice

[1]As of July 31, 2026.

PERSPECTIVE THERAPEUTICS



Abbreviations

AACR: American Association for Cancer Research
AE: adverse event
ALP: alkaline phosphatase
ALT: alanine transaminase
ASCO: American Society of Clinical Oncology
ASCO-GI: ASCO Gastrointestinal Cancers Symposium
AST: aspartate aminotransferase
AUC: area under the curve
CR: complete response
CT: computed tomography
Cmax: peak concentration
DLT: dose limiting toxicities
DOR: duration of response
EMA: European Medicines Agency
ENA: EORTC-NCI-AACR
ENETS: European Neuroendocrine Tumor Society
ESMO: European Society of Medical Oncology
EORTC: European Organisation for Research and Treatment of Cancer
FAP-α: fibroblast activation protein alpha
FDA: U.S. Food and Drug Administration
GEP-NETs: gastroenteropancreatic-NETs
IO: immuno-oncology
ICI: immune checkpoint inhibitor
MAA: marketing authorization application
MBq: megabecquerel
MC1R: melanocortin 1 receptor
mCi: millicurie
MTD: maximum tolerated dose
NANETS: North American Neuroendocrine Tumor Society
NCI: National Cancer Institute
NETs: neuroendocrine tumor
OBD: optimal biological dose
ORR: objective response rate
OS: overall survival
Pb: lead
PD: progressive disease
PD-1: programmed cell death receptor-1
PD-L1: programmed cell death 1 ligand
PFS: progression free survival
PR: partial response
PRRT: peptide receptor radionuclide therapy
RP2D: recommended phase 2 dose
SAE: serious adverse event
SCLC: small cell lung cancer
SD: stable disease
SOC: standard of care
SPECT: single-photon emission computed tomography
SSTR2: somatostatin receptor type 2
SUV: standardized uptake value
TEAE: treatment emergent adverse events
Tmax: time to maximum concentration
TLA: total lesion activity
TRAE: treatment related adverse events
uPR: unconfirmed partial response
USPI: U.S. prescribing information

A

APPENDIX – Backup Slides

A

Investment thesis

Backup

Engineering the Alpha Advantage in Targeted Oncology

- Targeted alpha therapy
- Proprietary chelator
- Full stack manufacturing platform with regional infrastructure
- Robust pipeline
- Cash runway into late 2027[1]
- Multiple 2026-7 catalysts

Three clinical programs, Broad patient coverage

VMT-α-NET (SSTR2)
Ph 1/2a, 43% ORR in first half of Cohort 2 (inv.-assessed, n=23) with favorable safety profile (n=68)[2]

VMT01 (MC1R)
Ph 1/2a, 3.0 mCi monotherapy and nivolumab (BMS) combo; 27 pts dosed[3]
Data expected late 2026

PSV359 (FAP-α)
Multiple solid tumors, enrolled Cohort 3

VMT-α-NET Follow up data Accepted: ESMO	VMT01 3.0 mCi Ph 1/2a data	PSV359 Initial clinical data	Manufacturing: Chicago Metro LA Metro	VMT-α-NET Phase 3 readiness	Cash Runway: Into late 2027[1]

[1]See slide 47 for more details
[2]Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.
[3]As of July 31, 2026

Optimizing the Entire System for Targeted Oncology

Radiopharmaceuticals Are the Next Frontier in Precision Oncology

Massive Projected Annual TAM

$45B+

Clinically Validated Modality

PLUVICTO® LUTATHERA®

High Potency Payloads with Cancer-Specific Targeting



To unlock the full value of the radiopharmaceutical market, Perspective innovates every part of the chain

- The Right Radioisotope ^{212}Pb
- Optimized Structural Chemistry
- Theranostic Approach
- Manufacturing Network

| See slide 9 and 10 for additional details regarding potential market opportunity

PERSPECTIVE® THERAPEUTICS

Advancing a Diverse ^{212}Pb-Based Oncology Portfolio

Program	Target	Disease	Candidate Evaluation	Human Clinical Imaging	Phase 1/2	Registration Enabling Study	Key Expected Milestone	Global Rights
VMT-α-NET	**SSTR2**	Neuroendocrine Tumors					Phase 1/2a updates throughout 2026 *(accepted at ESMO)*	PERSPECTIVE
		Other SSTR2+ Tumors	Meningioma				Initial data late 2027	PERSPECTIVE
VMT01[1]	**MC1R**	Melanoma *Imaging & Therapy*	Monotherapy				Phase 1/2a data late 2026	PERSPECTIVE
		Melanoma *Imaging & Therapy*	Combination with Nivolumab				Initial Phase 1/2a data late 2026	PERSPECTIVE
PSV359[2]	**FAP-α**	Solid Tumors					Initial Phase 1/2a data 2027	PERSPECTIVE
PSV594[3]	**CCK2R**	Solid Tumors					Initiate therapeutic dosing	PERSPECTIVE
Multiple	*Undisclosed*						First in human images	PERSPECTIVE

[1]Alternative construct for imaging: VMT02; [2]Alternative construct for imaging: PSV377; [3]Alternative construct for imaging: PSV507

PERSPECTIVE®
THERAPEUTICS

A

Market opportunity

Backup

Solid Tumors are an Attractive Market for Radiopharmaceuticals

Solid Tumor Type	Total U.S. Patients[1]	Approved Radiopharmaceutical
Breast Cancer	*320k*	
Prostate Cancer	***314k***	**Pluvicto, ~$2.0bn annual US sales[2]**
Non-Small Cell Lung Cancer	*204k*	
Colorectal Cancer	*154k*	
Melanoma	*105k*	
Bladder Cancer	*85k*	
Kidney Cancer	*81k*	
Pancreatic Cancer	*67k*	
Liver Cancer	*42k*	
Gastric Cancer	*30k*	
Small Cell Lung Cancer	*23k*	
Sarcoma	*17k*	
Neuroendocrine Tumors	***12k***	**Lutathera, >$600m annual US sales[2]**

Potential TAM of
~$45B+

[1]U.S. incidence sourced from SEER, accessible at https://seer.cancer.gov/statfacts/html/common.html and https://seer.cancer.gov/statistics-network/explorer/
[2]Financial report for 3Q2025, FY2025, 1Q2026, 2Q2026
See slides 9 and 10 for additional details regarding potential market opportunity

NETs Trials

	^{177}Lu-DOTATATE	^{177}Lu-DOTATATE	^{177}Lu-EDOTREOTIDE[6]	^{212}Pb-DOTAMTATE[7]	^{225}Ac-DOTATATE[8]
Study	NETTER-1[1,2] Randomized 2:1 (+/-octreotide) N = 229	NETTER-2[4] Randomized 2:1 (+/-octreotide) N = 226	COMPETE Randomized 2:1 (vs everolimus) N = 309	Phase II Single arm N=35	ACTION-1 Phase Ib/III Phase Ib: Single arm N=17
Status	Supported registration	Not on USPI[1], EMA MAA withdrawn[5]	Under FDA review	No subsequent study initiated	Phase III portion ongoing
Dose Level (administered)	4 x Q8W | 200 mCi	4 x Q8W | 200 mCi	4x Q3 months | 200 mCi	4 x Q8W | 67.6 µCi/kg	4 x Q8W | 3.2 uCi/kg (Ph 3 dose is fixed 10.2 MBq)
Patient Population	SSTR2+, GEP-NETs	SSTR2+, GEP-NETs	SSTR2+, GEP-NETs	SSTR2+, GEP-NETs	SSTR2+, GEP-NETS
Prior PRRT	0%	0%	0%	0%	100%
Median time from dx	3.8 years	1.9 months	n/a	3.8 years	5 years
Histology	Well differentiated G1 (66%), G2 (35%)	Well differentiated G2 (65%), G3 (35%)	Well differentiated G1 (21/28%), G2 (79/72%)	Well differentiated G1 (23%), G2 (66%), G3/unknown (11%)	Well differentiated G1 (47%), G2 (53%)
Median PFS	28.4 vs 8.5 months[3]	22.8 vs 8.5 months	23.9 vs 14.1 months	72.3% at 36 months	NE (95% CI: 12 months, NE)
ORR (CR/PR)	13% (1%/12%) vs. 4% (0%/4%)	43% (5%/38%) vs. 9% (0%/9%)	21.9% vs 4.2%	60%	29.4% confirmed 41.2% (6%/35%) w/ unconfirmed
AEs (>20%)	Nausea, vomiting, fatigue, diarrhea, abdominal pain, multiple laboratory abnormalities	Nausea, diarrhea	Diarrhea, nausea, abdominal pain, asthenia, fatigue	Fatigue, nausea, alopecia, appetite↓, diarrhea, abdominal pain, lymphopenia, vomiting, weight↓, dysphagia	Nausea, fatigue, weight↓, hyperglycemia, abdominal pain, constipation, vomiting, multiple laboratory abnormalities
Grade 3+ (>10%)	Lymphopenia (44%), GGT↑ (20%)	TEAE: 35%	TEAE: 41%	TEAE: 54% Lymphopenia (26%) Renal events (17%)	TEAE: 53% Anemia (18%), lymphocyte count↓ (18%), creatinine clearance↓ (12%)
Other notes	5 ^{177}Lu treated patients withdrew due to renal-related events	Nephrotoxicities 13 (8.8%) vs. (2.0%)	2 cases of myelodysplastic syndrome (1 deemed treated related)	Dysphagia treated with Botox injection or minimally invasive surgery	4 patients experienced TEAEs leading to dose modification, hold, and/or delay

[1]USPI; [2]DOI: 10.1056/NEJMoa1607427; [3]NANETS 2021; [4]DOI: 10.1016/S0140-6736(24)00701-3; [5]EMA Assessment Report; [6]doi:10.1016/S0140-6736(26)00604-5; [7]ESMO 2025; [8]ASCO 2024
No head-to-head studies between the products have been conducted. Given the different study designs and methods, cross-trial comparisons cannot be made.
USPI and FDA Clinical Review Memo contain analyses based on the FDA's review of sponsor data, which may differ from sponsor disclosures.
The information on this slide is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. The safety and efficacy of the agents under investigation have not been established. There is no guarantee that the investigational agents will receive regulatory approval or become commercially available for the uses being investigated.

2L+ Metastatic Melanoma Trials

	Lifileucel (Accelerated approval)[1]	Relatlimab + Nivolumab[3]	Vusolimogene + Nivolumab (Accelerated approval)[4]	Ipilimumab ± Nivolumab	Ipilimumab + Pembrolizumab	Lenvatinib + Pembrolizumab
Study	C-144-01, open label N=73 (65% of ITT)	RELATIVITY-020, open label N = 351 (D1) + 163 (D2)	IGNYTE, open-label N=91 (FDA's EE), 140 (Safety)	SWOG S1616, RCT[7] N= 68 (combo):23 (I only)	Open label[9] N=70	LEAP-004, open label[10] N=103
Patient population						
Performance status	ECOG: 0 (71%)	D1 – ECOG: 0 (69%) D2 – ECOG: 0 (68%)	ECOG: 0 (68%)	ECOG: 0 (65%)	n/a	ECOG: 0 (60%)
Median lines of prior tx	3 (2 prior I/O)	D1 : 2 | D2: 3	n/a	n/a	1	2
Prior ICI (%)	100%	100%	100%	~90%	100%	91%
Prior BRAF inhibitor	27.4% (all BRAFm+)	D1: 52 treated /68 BRAFm+ D2: 39 treated /62 BRAFm+	17 treated/53 BRAFm+[5]	1 pt in each arm	5 treated pre IO/20 BRAFm+	35 treated / 38 BRAFm+
ORR	31.5%	D1: 12% | D2: 9%	24.2%	28% vs 9%	29%	21.4%
DoR (months)	NR (56.5% ≥ 6 months)	D1: NR (6 months: 92%) D2: 12.8 (6 months: 85%)	14.1 months (86.1% ≥ 6 months)	40.9 months in the combo 47% ≥ 6 months w/combo	16.6 months	8.3 months
SD	48%[2]	D1: 29% | D2: 31%	22%[5]	20% vs 13%[8]	n/a	45%
mPFS (months)	4.1[2]	D1: 2.1 (6 months PFS: 29%) D2: 3.2 (6 months PFS: 28%)	3.6 months[5]	3.0 vs 2.7[8] 6 months PFS: 34% vs 13%	5	4.2
AEs Grade 3+ (>10%)	Febrile neutropenia, pyrexia, infection, hypoxia, hypotension	Any AE: 41% (D1), 43% (D2) TRAE: 15% (D1), 13% (D2)	Any AE: 31%[6]	TRAE: 57% vs 35% Diarrhea	TRAE: 27%	TRAE: 46% Hypertension
Notes	Treatment related mortality: 7.5% Cytopenia ≥G3 ≥30 days: 45.5%	AEs → discont: 12% (D1), 10% (D2)	AEs → discont: 16%	AEs → discont: 29% vs 17%	AEs → discont: 13%	AEs → discont: 8%

[1]USPI; [2]doi:10.1136/jitc-2022-005755; [3]doi:10.1200/JCO.22.02072; [4]USPI; [5]doi:10.1200/JCO-25-01346; [6]FDA Clinical Review Memo; [7]doi:10.1200/JCO.21.00079; [8]https://www.onclive.com/view/second-line-nivolumab-plus-ipilimumab-improves-pfs-in-advanced-melanoma; [9]doi:10.1038/s41591-023-02498-y; [10]doi:10.1200/JCO.22.00221

USPI and FDA Clinical Review Memo contain analyses based on the FDA's review of sponsor data, which may differ from sponsor disclosures.

No head-to-head studies between the products have been conducted. Given the different study designs and methods, cross-trial comparisons cannot be made.

The information on this slide is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. The safety and efficacy of the agents under investigation have not been established. There is no guarantee that the investigational agents will receive regulatory approval or become commercially available for the uses being investigated.

PERSPECTIVE THERAPEUTICS

A

VMT-α-NET

Backup

VMT-α-NET: Designed with Broad Therapeutic Window

Key Takeaways vs Generic Compounds

Preclinical Studies: Decreased Off-Target Toxicity, Increased Tumor Uptake and Retention

SSTR2 tumor model demonstrates superiority of VMT-α-NET to generic compounds


Tumor
Kidneys

Proprietary ^{203}Pb-VMT-α-NET

Generic ^{203}Pb-DOTATOC

Shows Significant Improvement vs Standard of Care in Preclinical Models

Superior Efficacy with Single Dose or Multiple Administrations in AR42J SSTR2-Expressing Tumor


Vehicle
Tumor Volume (mm³)
Days post-treatment
[¹⁷⁷Lu] DOTATATE (3 x 500 µCi)
Standard of Care
[²¹²Pb]VMT-α-NET (1 x 120 µCi)
[²¹²Pb]VMT-α-NET (4 x 30 µCi)

Drug Administered

Lee D, et al. *Eur J Nucl Med Mol Imaging*. 2024;51(4):1147-1162. doi:10.1007/s00259-023-06494-9

PERSPECTIVE THERAPEUTICS

^{203}Pb SPECT Imaging Reveals Favorable VMT-α-NET Properties[1]

Rapid Tumor Targeting and Renal Clearance



1 hour

High Tumor Retention



21 hours

- Tumors visible within 1 hour indicates rapid binding to SSTR2 target
- High intensity above background implies excellent therapeutic window
- Unbound drug in bladder within 1 hour for excretion
- Low renal retention due to neutral charge on proprietary Pb-specific chelator

[1]Muller et al., Clin. Nucl. Med. 2023

VMT-α-NET Dosimetry: Independent Investigator Findings

Amino acid co-infusion did not result in a statistically significant lower renal dose

^{212}Pb-VMT-α-NET Dosimetry Results

Dose per AA (Gy/mCi) (n=10)					
	Average	*st. dev.*	*c.o.v.*	*min*	*max*
Kidneys	**0.532**	*0.171*	*32.1%*	*0.263*	*0.876*
Spleen	**0.307**	*0.146*	*47.4%*	*0.147*	*0.578*
Liver	**0.088**	*0.031*	*35.2%*	*0.049*	*0.134*
Blood	**0.022**	*0.004*	*16.3%*	*0.017*	*0.028*
Tumors	**1.126**	*1.012*	*89.9%*	*0.181*	*3.786*

Renal dose among subjects with amino acid co-infusion (n=3) was less than for those without co-infusion (n=7): 0.46±0.20 Gy/mCi vs. 0.56±0.16 Gy/mCi (not statistically significant)


Dose per administered activity (Gy/mCi)
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
R Kidney
L Kidney
Kidneys
Spleen
Liver
Blood
Tumors

The University of Iowa

Source: Graves et al., Presentation at SNMMI 2024

PERSPECTIVE THERAPEUTICS

VMT-α-NET Dosimetry: Highlights from the Phase 1 Study

Dosimetry Sub-Study

- Patient eligibility was assessed based on approved DOTATATE PET imaging.
- A pre-therapy multi-timepoint imaging study using 6.0 mCi (222 MBq) of [^{203}Pb]Pb-VMT-α-NET was acquired for dosimetry analysis.
- SPECT/CT images of [203Pb]Pb-VMT-α-NET were acquired at 1, 4, and 24 h following administration.
- Blood & urine samples were collected through 24 h post administration.
- The mean time between SPECT imaging and therapy was 9 ± 5 days.
- Standard amino acid co-administration was used for both [^{203}Pb]Pb-VMT-α-NET and [^{212}Pb]Pb-VMT-α-NET.
- Dosimetry sub-study patients (n = 6) were enrolled across 3 clinical sites.

Time-Activity Curves


2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Pb-203
Pb-212
0.0
8.0
16.0
24.0
Time after Injection (h)

The longer half-life of Pb-203 (51.9 h) allows for improved characterization of the biodistribution of ^{212}Pb (10.6 h) at late timepoints.

Mono-exponential

$$A(t) = A_1 e^{-k_1 t}$$

Bi-exponential

$$A(t) = A_0 e^{-k_1 t} \left(1 - e^{-k_2 t}\right)$$

- Regions of interest were delineated for the kidneys, liver, spleen, whole body, and tumors based on anatomic and functional imaging.
- Time-activity curves (TACs) were generated for [^{212}Pb]Pb-VMT-α-NET, accounting for the differences in physical decay between ^{203}Pb ($t_{1/2}$= 51.9 h) and ^{212}Pb ($t_{1/2}$ = 10.6 hours).
- TACs were fit to either mono-exponential or bi-exponential functions, depending on goodness of fit.


10%
8%
6%
4%
2%
0%
0.0
8.0
16.0
24.0
Time after injection (h)
0.3%
0.2%
0.1%
0.0%
Lesion01
Lesion02
Lesion03
Lesion04
0.0
8.0
16.0
24.0
Time after injection (h)

Time activity curves in units of percent injected activity of [^{212}Pb]Pb-VMT-α-NET for select normal tissues and lesions in a representative patient (103-101).

Dosimetry

- Dosimetry analysis for [^{212}Pb]Pb-VMT-α-NET was performed using the MIRD methodology with OLINDA v2.2.3 and is based on multi-timepoint SPECT imaging of [^{203}Pb]Pb-VMT-α-NET.
- Results are reported both in terms of physical abs. dose and RBE-weighted dose (RBE=5).
- Dose calculations for [^{212}Pb]Pb-VMT-α-NET account for all daughters in the decay chain (weighted by branching ratio), partial volume effects, and redistribution of progeny ^{212}Bi.
- Bone marrow dosimetry was estimated using decay corrected blood activity concentration measurements from [^{203}Pb]Pb-VMT-α-NET.

Relative Biological Effectiveness

- RBE is defined as the ratio of a dose of low-LET reference radiation (e.g. x-rays) to a dose of high-LET radiation that produce the same biological effect.[7]
- Experimentally reported RBE values range from 1 to 8 for cell killing, *in vivo*, and differ based on the biological endpoint reference radiation, and alpha particle energy.[8]
- In the absence of any clinical data to support a specific RBE value for [^{212}Pb]Pb-VMT-α-NET, it is generally conventional to conservatively assume an RBE weighting factor of 5 for all alpha-particle dose contributions.

Dose coefficient for [^{212}Pb]Pb-VMT-α-NET without RBE-weighting and no redistribution of progeny ^{212}Bi.

ROI	Dose Coeff. (Gy/mCi)			
	mean	SD	min	max
Kidneys	0.40	0.10	0.23	0.48
Spleen	0.22	0.12	0.11	0.43
Liver	0.11	0.04	0.07	0.16
Red Marrow	0.019	0.006	0.012	0.026
Lesions	1.08	0.61	0.36	2.83

RBE-weighted dose coefficient for [^{212}Pb]Pb-VMT-α-NET assuming RBE=5 and accounting for ^{212}Bi redistribution.

ROI	Dose Coeff., (Gy/mCi, RBE = 5)			
	mean	SD	min	max
Kidneys	1.88	0.46	1.07	2.29
Spleen	0.99	0.56	0.50	1.92
Liver	0.52	0.18	0.32	0.73
Red Marrow	0.084	0.047	0.040	0.170
Lesions	5.00	2.82	1.68	13.07

Cumulative absorbed dose for a full course of treatment with [^{212}Pb]Pb-VMT-α-NET, without RBE weighting and no redistribution of ^{212}Bi.

ROI	Cumulative Abs. Dose (Gy)			
	4 x 2.5 mCi		4 x 5.0 mCi	
	mean	SD	mean	SD
Kidneys	**4.0**	*1.0*	**8.0**	*1.9*
Spleen	**2.2**	*1.2*	**4.4**	*2.5*
Liver	**1.1**	*0.4*	**2.3**	*0.8*
Red Marrow	**0.19**	*0.06*	**0.38**	*0.1*
Tumors	**10.8**	*6.1*	**21.6**	*12.2*

Cumulative RBE-weighted dose for a full course of treatment with [^{212}Pb]Pb-VMT-α-NET, assuming RBE=5 and accounting for redistribution of ^{212}Bi.

ROI	Cumulative Abs. Dose (Gy, RBE=5)			
	4 x 2.5 mCi		4 x 5.0 mCi	
	mean	SD	mean	SD
Kidneys	**18.8**	*4.6*	**37.7**	*9.2*
Spleen	**9.9**	*5.6*	**19.7**	*11.2*
Liver	**5.2**	*1.8*	**10.5**	*3.5*
Red Marrow	**0.8**	*0.47*	**1.7**	*0.9*
Tumors	**50.0**	*28.2*	**100.0**	*56.5*

| Graves et al, Presentation at SNMMI 2025. Full presentation available here. Data cut off date April 30, 2025

PERSPECTIVE THERAPEUTICS

VMT-α-NET: Baseline Patient Characteristics in ASCO 2026 Data Analysis

Age [years]	Median	63
	Range	37-78
Sex [n, (%)]	Female	27 *(40%)*
	Male	41 *(60%)*
Race [n, (%)]	White	63 *(93%)*
	Black	1 *(2%)*
	Asian	2 *(3%)*
	Multiple	2 *(3%)*
ECOG Performance Status [n, (%)]	0	54 *(79%)*
	1	14 *(21%)*
Time from dx to enrollment [mos]	Median,	38
	Range	5 - 317

Tumor type [n, (%)]	• Gastroenteropancreatic (GEP)-NET	65 *(96%)*
	• Pancreatic NET	30 *(46%)*
	• Non-pancreatic GEP-NET	34 *(50%)*
	• Bronchial NET	2 *(3%)*
	• Pheochromocytoma/paraganglioma	1 *(2%)*
Grade [n, (%)]	G1	15 *(22%)*
	G2	44 *(65%)*
	G3	9 *(13%)*
No. prior syst rx	Median	1
	Range	0-2
Prior systemic therapies [n, (%)]	Somatostatin Analogues	57 *(84%)*
	Small molecule (e.g., sunitinib)	9 *(14%)*
	Immunotherapy	2 *(3%)*
	Chemotherapy	17 *(25%)*

[1]Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.

PERSPECTIVE THERAPEUTICS

Patient with Confirmed PR After $[^{212}Pb]$VMT-α-NET Treatment

Diagnostic contrast enhanced CT


Baseline
Post cycle 4, SD
Week 36, PR
Week 48, cPR

Halfdanarson TR et al, Presentation at ASCO 2025. Full presentation available here. Data cut off date April 30, 2025

PERSPECTIVE THERAPEUTICS

A

VMT01

Backup

ICI Combo Rationale: Strong Synergy with VMT01 in Melanoma

Demonstrated in well-established B16:F10 melanoma mouse model

Single dose VMT01 + anti-PD-1 vs. Single dose VMT01 + dual ICI



100
80
60
40
20
0
Percent Survival
0 10 20 30 40 50 60
Days
Control (n=8)
PD-1 (n=7)
a-PD-1/a-CTLA-4 (n=7)
[212Pb]VMT01(n=7)
[212Pb]VMT01/a-PD-1 (n=7)
[212Pb]VMT01/a-PD-1/a-CTLA-4 (n=8)
*
**
*
ns

Single dose VMT01 + anti-PD-1 ICI
71% complete response rate

In a preclinical model, superior efficacy was observed with **a lower radiation dose** in combination with ICIs



ICIs (n = 7)
1.9 MBq + ICIs (n = 7)
3.7 MBq + ICIs (n = 6)
5.6 MBq + ICIs (n = 7)
Tumor Volume (mm³)
1000
800
600
400
200
0
0 20 40
Days Post-Treatment

Key Takeaways:

- Single dose of VMT01 in combination with ICI significantly arrested melanoma tumor growth and extended survival
- >70% complete and durable response with PD-1 immunotherapy combination in a model highly resistant to checkpoint inhibitors[3]

Clinical Collaboration Agreement with Bristol-Myers Squibb signed for OPDIVO® (nivolumab) supply

Immunocompetent mouse B16:F10 melanoma model
[1]Li et al., Mol. Pharm., 2019; [2]Li et al., Cancers, 2021 [3] Unpublished data - Statistical analysis was performed by Log-rank (Mantel-Cox): *p<0.05, **p<0.01, ns: non-significant

PERSPECTIVE THERAPEUTICS

Metastatic Melanoma: Confirmed Partial Response after 2 Cycles of [212Pb]VMT01

18F-FDG PET Scans


Baseline
After Cycle 1
After Cycle 2

Morris ZS et al, Poster Presentation at ASCO 2026. Full presentation available here. Data cut-off date March 25, 2026.

PERSPECTIVE THERAPEUTICS

A

PSV359

Backup

Pan-Cancer Program: PSV359

Fibroblast activation protein alpha ("FAP") is a pan-cancer target

In some tumor types, FAP is expressed on the cancer cells as well as on stroma cells

In other cancers, FAP is primarily expressed on tumor stroma cells and not on the cancer cells


Tumor cell
FAP
FAP
Stroma
Fibroblast


Sarcoma
Esophageal Ca
Breast Ca
CCC
Lung Ca
Colorectal Ca
Head-Neck Ca
Pancreatic Ca
CUP
Ovarian Ca
MTC
Thymus Ca
NET
Small-Intestine Ca
Prostate Ca

Kratochwil et al., JNM, 2019

PERSPECTIVE® THERAPEUTICS

Fibroblast Activation Protein-targeted Novel Compound Development

In-house peptide synthesis and in vivo capability allows rapid iteration and optimization of novel compounds

Phage display screening


S
S

- Phage display followed by affinity maturation
- Bioconjugate chemistry and further optimization
- In vitro and in vivo binding assays identified lead candidates[1]

Compound 3-30 | **Compound 3-42** | **Compound 3-59**



[1]World Molecular Imaging Congress 2024 abstract #82

PSV359 is Active Against FAP-α Expression on Tumor and on Stroma

Anti-tumor Activity of PSV359 in mice with U87MG (predominately stromal mFAP) xenografts


2000
1500
1000
500
0
Tumor Volume (mm3)
4.5 MBq over 3 fractions all mice
50% CR
0
15
30
45
60
Days

Anti-tumor activity of PSV359 in mice with HT1080-hFAP (predominately cancer cells hFAP) xenografts


2500
2000
1500
1000
500
0
Tumor Volume (mm3)
4.5 MBq over 3 fractions in all mice
Additional 1.9 MBq in two mice
80% CR
0
15
30
45
60
75
90
Days

Source: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473

A

Platform and Manufacturing

Backup

^{212}Pb Isotope Decay Chain and Importance of the Pb-specific Chelator


Isotope Supply
228Th
Thorium
1.9 y
α
224Ra
Radium
3.6 d
α
220Rn
Radon
1 m
α
216Po
Polonium
0.1 s
α
Production
212Pb
Lead
10.6 h
Therapy
β
212Bi
Bismuth
61 m
α
208Tl
Thallium
3 m
β
212Po
Polonium
0.1 µs
α
β
208Pb
Lead
Stable

Where the drug goes = where the alpha particle is deposited


O
OH
O
NH2
R
NH
N
N
N
N
212Bi
O
O
OH

- Perspective's proprietary chelator retains ~95% of ^{212}Bi after transition in drug formulation
- Generic chelators leak the ^{212}Bi alpha-emitting daughter up to 36%

Mirzadeh et al., Radiochimica Acta, 1993; Li M et al, Pharmaceutics. 2023;15(2):414.; Nelson BJB, et al., Nucl Med Biol. 2023; Pretze et al., Pharmaceutics, 2023.

PERSPECTIVE THERAPEUTICS

Construct Designed for Better Clinical Outcome

[^{212}Pb]VMT-α-NET and AlphaMedix use the same ^{212}Pb payload but have different clinical profiles

Event	Agent	Result	Notes
TEAEs	AlphaMedix	54% / 100%	VMT-α-NET: Fewer high grade events
	VMT-α-NET	34% / 100%	
Nausea	AlphaMedix	3% / 94%	AlphaMedix: additional GI-related complications reported included decreased appetite (46%), abdominal pain (34%), and weight decreased (23%)
	VMT-α-NET	66%	
Vomiting	AlphaMedix	29%	AlphaMedix: one Grade 2 event led to permanent discontinuation
	VMT-α-NET	2% / 11%	
Dysphagia	AlphaMedix	3% / 49%	AlphaMedix: events reported to be persistent and in many cases relief was provided by Botox injection to the lower esophageal sphincter
	VMT-α-NET	Not observed	
Renal events	AlphaMedix	17% / 37%	VMT-α-NET: 11 incidences of Grade 1 increase in creatinine; 4 resolved, 7 ongoing
	VMT-α-NET	No serious renal complications reported	
Lymphopenia	AlphaMedix	26% / 31%	
	VMT-α-NET	18% / 32%	
Anemia	AlphaMedix	Not disclosed at ESMO 2025	
	VMT-α-NET	28%	

Darker segment of each bar represents Grade 3 or higher events, lighter segment represents all events.
Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026. For class overview and sources, see slide NETs trials.

PERSPECTiVE THERAPEUTICS

^{212}Pb Uniquely Suited for Combination with Immune Checkpoint Inhibitors


212Pb Leaves TME More Hospitable to Immune Cells
1 Neoantigen release
Ac-225 decays/hr (billions)
Pb-212 decays/hr (billions)
Residual 225Ac activity presents toxic milieu for immune cells
2 APCs
3 Tumor infiltrating lymphocytes (TILs)
Alpha decays per hour (billions)
700
600
500
400
300
200
100
-
1 9 17 25 33 41 49 57 65 73 81 89 97 105 113 121 129 137 145 153 161 169 177 185 193 201 209 217 225 233 241 249 257 265 273 281 289 297 305 313 321 329
Time (hours)

1 Alpha particle-mediated cell death

- Neoantigen release (mins – hours)

2 2-5 days post-cell death

- APC accumulation in TME
  - ^{212}Pb: <5% activity remaining
  - ^{225}Ac: 70-85% activity remaining

3 5-14 days post cell death

- T cell expansion in TME (longer-term conversion into memory T cells)
  - ^{212}Pb: 0% activity remaining
  - ^{225}Ac: 40-70% activity remaining

| APCs - Antigen Presenting Cells; TILs – Tumor infiltrating Lymphocytes; TME – Tumor microenvironment

PERSPECTIVE THERAPEUTICS

Kinetics Matter: ^{212}Pb Hits Hard and Fast for Strong Activity with Less Systemic Exposure


Pb-212 t½ =10.6 hrs
Lu-177 t½ = 6.6 days
Ac-225 t½ = 9.9 days
24 hrs
~80% of total Pb-212 alphas delivered to tumor
23 days
~80% of total Ac-225 alphas delivered to tumor
Cumulative dose delivered (%)
100%
75%
50%
25%
0%
0
5
10
15
20
25
30
Days after administration

Based on physical radioactive decay. Clinical dosimetry additionally reflects biological clearance and daughter isotopes.

PERSPECTIVE® THERAPEUTICS

^{225}Ac Isotope Decay Chain and Potential for Off-target Toxicity


Isotope Supply
Production
Therapy
225 Ac Actinium 10 d
221 Ra Radium 28 s
221 Fr Francium 5 Min
217 Rn Radon 0.5 ms
217 At Astatine 32 ms
213 Po Polonium 4.3 µs
209 Bi Bismuth 2×10¹⁹ y
213 Bi Bismuth 46 m
209 Pb Lead 3.3 h
205 Tl Thallium stable
209 Tl Thallium 2 m
α
β
Potential for Off-Target Toxicity

Alpha-particle emission imparts sufficient "recoil" energy to break chemical bonds


221Fr
217At
213Bi
213Po


α
O
OH
R
NH
N
225Ac
O
OH


Target Organs
α
α
β
α
Liver
Kidneys

Isotope: Decay Chain – Product Implications

Post final radiolabeling and purification, alpha and beta emitting daughters of ^{225}Ac build up fast



225Ac Decay and Daughter Ingrowth
225Ac 221Fr 217At 213Bi 209Tl 213Po
4x more unlabeled daughter activity in about 4 hrs
Radioactivity (Bq)
6000
5000
4000
3000
2000
1000
0
0 1 2 3 4 5 6
Hours Post Purification
1 kBq 225Ac starting dose size.



Dose Vial
α
225Ac
4 hours.
213Po2+
213Bi3+
217At-
221Fr+
225Ac
T0
Post Final Purification
T4
4 h post Radiolabeling
Unbound Isotopes
213Po → α
213Bi → ß
217At → α
221Fr → α
Labeled
225Ac → α

PERSPECTIVE THERAPEUTICS

On-Demand Fulfillment at Regional Sites for Finished Product Delivery

Safety enhanced by centralizing long-lived precursor

^{228}Th Thorium 1.9 y → ^{224}Ra Radium 3.6 d → ^{212}Pb Lead 10.6 h → Finished Product

Isotope Source

- Plentiful supply
- Long-term DOE contract

Proprietary Generator



VMT-α-GEN
Nimble, portable supply



Alpha-PRIME
Hot cell-sized generators
For commercial production

Simple chemical separation technology for ^{212}Pb extraction


224Ra
Substrate retains Ra, but not Pb
Ra naturally decays to Pb
212Pb
Solvent added
224Ra stays
212Pb washed out and collected



Finished Product
Delivered to Hospital

PERSPECTIVE® THERAPEUTICS

Ideal for Regional Manufacturing

^{228}Th
Thorium
1.9 y

- Centralized continental supply
- Weekly ^{224}Ra elution

^{224}Ra
Radium
3.6 d

- Distributed continentally
- Eluted daily for ^{212}Pb

^{212}Pb
Lead
10.6 h

- Daily manufacture of finished doses
- Leverages existing networks for logistics



^{224}Ra

PERSPECTIVE THERAPEUTICS

Daily Production at Regional Sites Ensures Supply of Ready-to-Administer Product

1:00 AM
Arrival at the Production Lab
Team checks environmental monitors, dons protective gear, & reviews checklist in the quiet, high-security production facility

1:30 AM
Generator Elution & Preparation
Team elutes proprietary Ra-224 generator extracting Pb-212, while performing precise calculations to ensure accurate dosing and patient safety

2:30 AM
Radiopharmaceutical Synthesis
Under controlled aseptic environment, the team uses automated synthesis equipment & sterile technique to produce specific patient doses

4:00 AM
Quality Control
Each dose undergoes rigorous testing—purity, pH, specific activity—before release

5:00 AM
Packaging and Transport
Radiopharmaceuticals are packed in shielded containers, labeled, logged, and loaded for hospital delivery per strict DOT regulations

6:30 AM
Hospital Delivery
Patient ready doses are delivered to the clinic after verifying documentation and ensuring timely arrival for patient administration

7:30 AM *onwards*
Patient Administration
The patient is administered with either the diagnostic or therapeutic radiopharmaceutical

8:00 AM
Back to the Production Lab
Production team completes paperwork, cleans equipment, stores radioactive materials, and prepares for the next production cycle

Representative; production practices may vary based on location of clinical site, facility, treatment, etc.

A

IP protection

Backup

Strong intellectual property portfolio

Perspective-owned/Exclusively-licensed IP

22 Issued Patents (full patent term expires 2036-2044, with potential PTE)

- Composition of matter for radiopharmaceutical compounds targeting SSTR2, FAP-α, MC1R, CCK2R
- System and methods for generating Pb-212 radionuclide
- Composition and methods for creating radiopharmaceutical compounds using Pb-specific chelators
- Methods of combination therapies

5 Allowed Patent Applications

Composition of matter for radiopharmaceutical compounds targeting PSC, VMT01 and certain other cellular receptors; methods of generating Pb-212 radionuclide

87 Pending Patent Applications (including 9 provisional, 12 PCT, and 55 national)

- Radionuclide purification and generation technology
- Chelators
- Radiopharmaceutical compounds targeting SSTR2, FAP-α, MC1R, PSMA, and certain other cellular receptors
- Pre-targeting technology
- Methods of imaging and treatment

IP Portfolio covers all aspects of radiopharmaceutical value chain

Potential for Orphan Drug Designation